POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ David C. Arch
David C. Arch

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Frank. S. Bayley III
Frank S. Bayley III

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ James T. Bunch
James T. Bunch

Date: Aug. 14, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Bruce L. Crockett
Bruce L. Crockett

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Rod Dammeyer
Rodney F. Dammeyer

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Albert R. Dowden
Albert R. Dowden

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Jack M. Fields
Jack M. Fields

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Martin L. Flanagan
Martin L. Flanagan

Date: 8/18/14

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Prema Mathai-Davis
Prema Mathai-Davis

Date: 8/15/14

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Larry Soll
Larry Soll

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Hugo F. Sonnenschein
Hugo F. Sonnenschein

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Raymond Stickel, Jr.
Raymond Stickel, Jr.

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint John M. Zerr to act as my attorney-in-fact and agent, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant John M. Zerr as attorney-in-fact and agent the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointment. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts John M. Zerr lawfully takes as my attorney-in-fact and agent by virtue of this appointment.

/S/ Philip A. Taylor
Philip A. Taylor

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Wayne W. Whalen
Wayne W. Whalen

Date: 8/11/14

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule A attached hereto and incorporated herein, effective August 29, 2014, to:

(1) sign on my behalf any and all filings made by the Funds pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940 as amended (“1940 Act), including but not limited to, Registration Statements under the 1933 Act and 1940 Act, with the Securities and Exchange Commission and any other applicable state and federal regulatory Authorities and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/S/ Suzanne H. Woolsey
Suzanne H. Woolsey

Date: August 29, 2014

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments Trust